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                                                                   EXHIBIT 10.19

                                    AMENDMENT
                              to the Second Amended
                                  and Restated
                             Registration Statement


         This Amendment (this "Amendment"), dated as of August 3, 1998, is by and between Natural Nutrition Group, Inc., a Delaware corporation formerly known as Intrepid Food Holdings, Inc. (the "Corporation"), and certain of the persons and entities set forth on Schedule 1 hereto attached (the "Rights Holders;" the Rights Holders that are parties to this Amendment are herein referred to as the "Majority Rights Holders").

                                    RECITALS

         A. The Corporation and the Rights Holders are parties to the Second Amended and Restated Registration Agreement dated as of September 30, 1997 (the "Registration Agreement;" the terms defined in the Registration Agreement are being used herein as defined in the Registration Agreement unless otherwise defined herein).

         B. The Registration Agreement provides that the Registration Agreement may be amended by the Corporation and the holders of at least two-thirds of the Registrable Shares.

         C. The Majority Rights Holders hold at least two-thirds of the Registrable Shares.

         D. The Corporation and the Majority Rights Holders desire to amend the Registration Agreement and, on the terms and conditions stated below, the Corporation and the Majority Rights Holders have agreed to amend the Registration Agreement as hereinafter set forth.

                                   AGREEMENTS

         In consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1. Amendment to the Registration Agreement. The Registration Agreement is amended as set forth below.

         (a) Section 1 of the Registration Agreement is hereby amended by adding the following defined terms in the appropriate alphabetical order:

                  "Management Purchase Agreement" means that certain Stock Purchase Agreement, dated January 28, 1997, by and between the Corporation and the Second Investors.

                  "Second Purchase Agreement" means that certain Stock Purchase Agreement, dated as of January 28, 1997, by and between the Corporation and the First Investors.




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         (b) The definition of "Registrable Shares" in Section 1 of the
Registration Agreement is hereby amended to read in its entirety as follows:

                  "Registrable Shares" means, at any time, (a) any shares of Common Stock issued pursuant to (i) the 1995 Purchase Agreement, (ii) the Voss Option Agreement, (iii) the Purchase Agreement, (iv) the Management Purchase Agreement, (iv) the Second Purchase Agreement or (v) the Mateljan Option Agreement, (b) any shares of Common Stock issued in exchange for or upon conversion of Preferred Shares, or (c) any shares of Common Stock issued as, or issued or issuable directly or indirectly upon the conversion or exercise of other securities issued as, a dividend or other distribution with respect to or in replacement of such shares; provided, however, that Registrable Shares shall not include any shares the sale of which has been registered pursuant to the Securities Act or which have been sold to the public pursuant to Rule 144 of the Commission under the Securities Act. For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Shares whenever such Person has the right to acquire such Registrable Shares (by conversion, exercise or otherwise), whether or not such acquisition has actually been effected.

         SECTION 2. Reference to and Effect on the Registration Agreement.

         2.01. Each reference in the Registration Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import shall mean and be a reference to the Registration Agreement as amended hereby, and each reference to the Registration Agreement in any other document, instrument or agreement shall mean and be a reference to the Registration Agreement as amended hereby.

         2.02. Except as specifically amended above, the Registration Agreement shall remain in full force and effect and is hereby ratified and confirmed.

         SECTION 3. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. This Amendment shall be effective when executed by the Corporation and the holders of at least two-thirds of the Registrable Shares.

         SECTION 4. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.




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         This Amendment was executed as of the date first set forth above.

                                           NATURAL NUTRITION GROUP, INC.
                                           (f/k/a Intrepid Food Holdings, Inc.)

                                           By:
                                              ----------------------------------
                                           Its:
                                               ---------------------------------

                                           FRONTENAC VI LIMITED PARTNERSHIP

                                           By:      Frontenac Company
                                                    Its: General Partner


                                           By:
                                              ----------------------------------
                                                    a partner


                                           STATE OF WISCONSIN INVESTMENT
                                           BOARD

                                           By:
                                              ----------------------------------
                                           Its:
                                               ---------------------------------


                                           ------------------------------------
                                           William R. Voss


                                           ------------------------------------
                                           Timothy J. Healy


                                           ------------------------------------
                                           Chance Bahadur


                                           ------------------------------------
                                           Mark Smith


                                           ------------------------------------
                                           George J. Mateljan, Jr.




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                                           ------------------------------------
                                           John A. Calfas


                                           WASSERSTEIN PERELLA & CO.

                                           By:
                                              ---------------------------------
                                           Its:
                                               --------------------------------













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                                   SCHEDULE 1


Frontenac VI Limited Partnership

State of Wisconsin Investment Board

William R. Voss

Timothy J. Healy

Chance Bahadur

Mark Smith

George J. Mateljan, Jr.

John A. Calfas

Wasserstein Perella & Co.